Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

31. Subsequent events

On February 23, 2015, we announced a new share repurchase program which will run through December 31, 2015 and will allow total repurchases of up to $250 million. Repurchases under the program may be made through open market purchases or privately negotiated transactions in accordance with applicable U.S. federal securities laws. The timing of repurchases and the exact number of shares of common share to be purchased will be determined by the Company's management and Board of Directors, in its discretion, and will depend upon market conditions and other factors. The program will be funded using the Company's cash on hand and cash generated from operations. The program may be suspended or discontinued at any time.